                                   ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of March 12, 2007,  between  Residential  Funding
Company,  LLC, a Delaware limited liability company ("RFC") and Residential Asset Securities  Corporation,
a Delaware corporation (the "Company").

                                                 Recitals

         A.       RFC has entered into seller  contracts  ("Seller  Contracts")  with certain  sellers and servicers.

         B.       The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans  (as  hereinafter defined) originated pursuant to the Seller Contracts.

         C.       The Company,  RFC, as master  servicer (in such capacity,  the "Master  Servicer"),  and
U.S.  Bank National  Association,  as trustee (the  "Trustee"),  are entering into a Pooling and Servicing
Agreement dated as of March 1, 2007 (the "Pooling and Servicing  Agreement"),  pursuant to which the Trust proposes to issue Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2007-EMX1 (the
"Certificates")  consisting  of  seven  classes  designated  as  Class A-I-1,   Class A-I-2,  Class A-I-3,
Class A-I-4,  Class A-II,  Class SB and Class R  representing  beneficial  ownership interests solely in a trust fund  consisting  primarily  of a pool that will be divided into (i) the  adjustable  and fixed rate one-to  four-family  mortgage loans identified on Exhibit F-1 to the Pooling and Servicing  Agreement (the
"Group I Loans") and (ii) the  adjustable and fixed rate one- to four-family  mortgage loans identified on
Exhibit F-2 to the Pooling and Servicing  Agreement (the  "Group II  Loans," and together with the Group I
Loans, the "Mortgage Loans").

         D.       In connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC the Class SB  and Class R  Certificates  (the  "Retained  Certificates").  The  Class A-I-1,  Class A-I-2,
Class A-I-3,  Class A-I-4 and Class A-II  Certificates were offered to investors  pursuant to a Prospectus
Supplement dated March 8, 2007 (the "Prospectus Supplement").

         E.       In  connection  with  the  purchase  of the  Mortgage  Loans  and  the  issuance  of the
Certificates, RFC wishes to make certain representations and warranties to the Company.

         F.       The Company and RFC intend that the  conveyance  by RFC to the Company of all its right, title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

         1.       All  capitalized  terms used but not defined  herein  shall have the  meanings  assigned thereto in the Pooling and Servicing Agreement.

         2.       Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company without  recourse  all of its right,  title and  interest  in and to the  Mortgage  Loans,  including  all interest and  principal  received on or with  respect to the Mortgage  Loans after the Cut-off Date (other than  payments of principal and interest due on the Mortgage  Loans in March 2007).  In  consideration  of such  assignment,  RFC will receive from the Company,  in immediately  available funds, an amount equal to
$689,671,957.00  and the Retained  Certificates.  In connection  with such assignment and at the Company's direction,  RFC has in respect of each Mortgage  Loan  endorsed the related  Mortgage Note (other than any
Destroyed Mortgage Note,  hereinafter  defined) to the order of the Trustee and delivered an assignment of mortgage in  recordable  form to the Trustee or its agent.  A "Destroyed  Mortgage  Note" means a Mortgage
Note the original of which was permanently lost or destroyed.

         The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be construed  as, a sale of the Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such  conveyance be deemed to be a pledge of the  Mortgage  Loans by RFC to the  Company to secure a debt or other  obligation of RFC.  Nonetheless  (a)  this  Agreement  is  intended  to be and  hereby  is  deemed  to be a  security agreement  within  the  meaning of  Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code and the
Uniform  Commercial Code of any other  applicable  jurisdiction;  (b) the conveyance  provided for in this
Section  shall be deemed to be a grant by RFC to the Company of a security  interest in all of RFC's right
(including  the  power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter acquired,  in and to (A) the  Mortgage  Loans,  including the Mortgage Notes,  the Mortgages,  any related insurance  policies  and all other  documents  in the related  Mortgage  Files,  (B) all  amounts  payable pursuant  to the  Mortgage  Loans  in  accordance  with  the  terms  thereof  and (C) any and all  general intangibles  consisting  of,  arising  from or relating to any of the  foregoing,  and all proceeds of the conversion,  voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other property,  including,  without  limitation,  all  amounts  from  time to  time  held  or  invested  in the
Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property;  (c) the  possession  by the Trustee,  the Custodian or any other agent of the Trustee of
Mortgage  Notes or such other items of property as constitute  instruments,  money,  payment  intangibles, negotiable  documents,  goods,  deposit  accounts,  letters  of  credit,  advices  of  credit,  investment property,  certificated  securities  or chattel  paper  shall be deemed to be  "possession  by the secured party," or  possession  by a purchaser  or a person  designated  by such  secured  party,  for purposes of perfecting  the  security  interest  pursuant to the  Minnesota  Uniform  Commercial  Code and the Uniform
Commercial  Code of any other  applicable  jurisdiction  (including  without  limitation,  Sections 8-106,
9-313 and 9-106 thereof);  and  (d) notifications  to persons holding such property,  and acknowledgments, receipts or  confirmations  from  persons  holding such  property,  shall be deemed  notifications  to, or acknowledgments,  receipts  or  confirmations  from,  financial  intermediaries,  bailees  or  agents  (as applicable)  of the Trustee for the purpose of perfecting  such security  interest under  applicable  law.
RFC  shall,  to the  extent  consistent  with this  Agreement,  take  such  reasonable  actions  as may be necessary  to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage
Loans and the other property  described  above,  such security  interest would be deemed to be a perfected security  interest of first  priority under  applicable law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  RFC shall prepare and deliver to the  Company not less than 15 days prior to any filing  date,  and the  Company  shall  file,  or shall cause to be filed,  at the expense of RFC,  all filings  necessary to maintain  the  effectiveness  of any original filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the  Company's  security  interest in or lien on the  Mortgage  Loans  including  without  limitation  (x)
continuation  statements,  and (y) such other statements as may be occasioned by (1) any change of name of
RFC or the Company,  (2) any change of location of the state of formation,  place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

         3.       Concurrently  with the execution and delivery hereof,  the Company hereby assigns to RFC without recourse all of its right,  title and interest in and to the Retained  Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

         4.       RFC represents  and warrants to the Company,  with respect to each Mortgage Loan that on the date of execution  hereof (or, if otherwise  specified below, as of the date so specified and provided that all  percentages of the Mortgage  Loans  described in this Section 4 are  approximate  percentages by outstanding  principal balance  determined as of the Cut-off Date after deducting  payments due during the month of the Cut-off Date):

                  (i)      Immediately  prior to the  delivery of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any  pledge,  lien or security  interest (other than (a) rights to servicing and related  compensation,  and (b) any senior lien relating to a Mortgage Loan listed on Exhibit A attached  hereto (the "Junior Lien  Mortgage  Loans")) and had full right and authority to sell and assign the Mortgage Loans pursuant to this Agreement.

                  (ii)     The  proceeds  of the  Mortgage  Loan have been  fully  disbursed,  there is no requirement  for future advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements  and as to  disbursements  of any escrow funds  therefor  (including  any escrow funds held to make Monthly  Payments  pending  completion of such  improvements)  have been complied with.
All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

                  (iii)    The Mortgagor  (including any party secondarily liable under the Mortgage File)
has no right of set-off,  defense,  counterclaim or right of rescission as to any document in the Mortgage
File except as may be provided under the Relief Act.

                  (iv)     RFC  and any  other  originator,  servicer  or  other  previous  owner  of each
Mortgage  Loan has obtained all licenses and  effected all  registrations  required  under all  applicable local, state and federal laws,  regulations and orders,  including without limitation truth in lending and disclosure  laws,  necessary to own or originate  the Mortgage  Loans (the failure to obtain such licenses or to comply with such laws, regulations and orders would make such Mortgage Loans void or voidable).

                  (v)      A  policy  of title  insurance,  in the form  and  amount  that is in  material compliance  with the Program  Guide,  was effective as of the closing of each Mortgage  Loan, is valid and binding,  and remains in full force and effect  except for  Mortgaged  Properties  located in the State of
Iowa where an attorney's  certificate  has been provided in accordance  with the Program Guide.  No claims have been made under such title  insurance  policy and no holder of the related  mortgage,  including RFC, has done or omitted to do anything which would impair the coverage of such title insurance policy.

                  (vi)     Each  Mortgage  Loan is a valid and  enforceable  first lien (or in the case of the Junior Lien Mortgage  Loans,  junior lien) on the Mortgaged  Property  subject only to (1) the lien of nondelinquent  current real property taxes and assessments,  (2) covenants,  conditions and  restrictions, rights  of way,  easements  and  other  matters  of  public  record  as of the date of  recording  of such
Mortgage,  such  exceptions  appearing  of  record  being  acceptable  to  mortgage  lending  institutions generally or  specifically  reflected in the appraisal  made in  connection  with the  origination  of the related  Mortgage  Loan, and (3) other matters to which like  properties are commonly  subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

                  (vii)    All  improvements  which were  considered in determining the Appraised Value of the  Mortgaged  Property  lie wholly  within the  boundaries  and the  building  restriction  lines of the
Mortgaged  Premises,  or the policy of title  insurance  affirmatively  insures  against loss or damage by reason of any  violation,  variation,  encroachment  or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey.

                  (viii)   There are no delinquent tax or delinquent  assessment liens against the related
Mortgaged  Property,  and there are no mechanic's liens or claims for work, labor or material or any other liens  affecting such  Mortgaged  Property which are or may be a lien prior to, or equal with, the lien of the  Mortgage  assigned  to RFC,  except  those  liens  that are  insured  against  by the policy of title insurance and described in (v) above.

                  (ix)     Each  Mortgaged  Property is free of material  damage and is in good repair and no notice of condemnation has been given with respect thereto.

                  (x)      The improvements  upon the Mortgaged  Property are insured against loss by fire and other  hazards as required by the Program  Guide,  including  flood  insurance  if required  under the
National  Flood  Insurance Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty  insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the  Mortgage to obtain and  maintain  such  insurance  at the  Mortgagor's  expense and to seek reimbursement therefore from the Mortgagor.

                  (xi)     The  appraisal  was made by an appraiser  who meets the minimum  qualifications for appraisers as specified in the Program Guide.

                  (xii)    Each  Mortgage  Note and  Mortgage  constitutes  a  legal,  valid  and  binding obligation of the Mortgagor  enforceable  in  accordance  with its terms except as limited by  bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights.

                  (xiii)   Each Mortgage Loan is covered by a standard hazard insurance policy.

                  (xiv)    None of the Mortgage Loans are secured by a leasehold estate.

                  (xv)     The  information  set forth on the Mortgage  Loan Schedule with respect to each
Mortgage  Loan  is  true  and  correct  in all  material  respects  as of the  date or  dates  which  such information is furnished.

                  (xvi)    None of the Group I Loans are 30 to 59 days  Delinquent in payment of principal or  interest.  None of the Group I Loans  have been a maximum  of 30 to 59 days  Delinquent  in payment of principal  or  interest  in the last 12 months.  None of the Group I Loans are 60 or more days  Delinquent in  payment of  principal  or  interest.  None of the Group I Loans have been a maximum of 60 or more days
Delinquent  in payment of principal  or interest in the last 12 months.  None of the Group II Loans are 30 or more days  Delinquent  in  payment of  principal  or  interest.  None of the Group II Loans have been a maximum of 30 or more days  Delinquent  in payment of  principal  or interest  in the last 12 months.  For the purposes of this  representation  a Mortgage  Loan is considered  Delinquent  if a Subservicer  or the
Master  Servicer has made any advances on the Mortgage Loan that have not been  reimbursed out of payments by the  mortgagor or on the  mortgagor's  behalf from a source  other than a  Subservicer,  a Seller,  the
Master Servicer or an affiliated entity of either.

                  (xvii)   None  of  the   Mortgage   Loans  with   Loan-to-Value   Ratios,   or  combined
Loan-to-Value  Ratios with respect to Junior Lien Loans,  at origination in excess of 80% are insured by a borrower-paid, primary mortgage insurance policy.

                  (xviii)  The weighted  average  Loan-to-Value  Ratios with respect to the Group I Loans, and the Group II  Loans,  in each case by  outstanding  principal  balance at  origination,  are 84.1% and
83.8%, respectively.

                  (xix)    No more than  approximately  0.7% of the Group I Loans are  located  in any one zip code area in New York and no more than  approximately  0.7% of the  Group I Loans are  located  in any one zip code  area  outside  of New  York.  No more  than  approximately  0.7% of the  Group II Loans  are located in any one zip code area outside of New York and no more than  approximately  0.7% of the Group II
Loans are located in any one zip code area outside of New York.

                  (xx)     All  of  the  Mortgage  Loans  that  are  adjustable-rate   loans  will  adjust
semi-annually  based on Six-Month LIBOR.  Each of the Mortgage Loans that are  adjustable-rate  loans will adjust on the Adjustment  Date specified in the related  Mortgage Note to a rate equal to the sum (rounded as described in the related  Mortgage Note) of the related Index  described in the  Prospectus  Supplement and the Note Margin set forth in the related  Mortgage Note,  subject to the limitations  described in the
Prospectus  Supplement,  and each  Mortgage  Loan has an original  term to maturity from the date on which the first monthly payment is due of not more than  approximately  30 years.  On each Adjustment  Date, the
Mortgage  Rate on each  Mortgage  Loan  that is an  adjustable-rate  loan  will be  adjusted  to equal the related Index plus the related  Gross Margin,  subject in each case to the Periodic Rate Cap, the Mortgage
Rate and the Minimum  Mortgage  Rate.  The amount of the monthly  payment on each Mortgage Loan that is an adjustable-rate  loan will be  adjusted  on the first  day of the month  following  the month in which the
Adjustment  Date occurs to equal the amount  necessary  to pay  interest at the  then-applicable  Mortgage
Rate to fully  amortize the  outstanding  principal  balance of such Mortgage Loan over its remaining term to stated maturity.  No Mortgage Loan is subject to negative amortization.

                  (xxi)    With respect to each Mortgage  constituting  a deed of trust,  a trustee,  duly qualified  under  applicable  law to serve as such,  has been properly  designated and currently so serves and is named in such  Mortgage,  and no fees or expenses  are or will become  payable by the holder of the
Mortgage Loan to the trustee under the deed of trust,  except in  connection  with a trustee's  sale after default by the Mortgagor.

                  (xxii)   Approximately  18.5%  and  12.0% of the  Mortgaged  Properties  related  to the
Group I  Loans and the Group II  Loans,  respectively,  are units in detached  planned unit  developments.
Approximately  2.3% and 2.8% of the  Mortgaged  Properties  related to the Group I  Loans and the Group II
Loans,  respectively,  are units in attached  planned unit  developments.  Approximately  2.3% and 0.6% of the Mortgaged Properties related to the Group I Loans and the Group II Loans,  respectively,  are units in townhouses.  Approximately  6.4% and 7.1% of the  Mortgaged  Properties  related to the Group I  Loans and the  Group II  Loans,  respectively,  are  condominium  units.  Each  Mortgaged  Property is suitable  for year-round occupancy.

                  (xxiii)  Approximately  91.8%  and  93.8% of the  Mortgaged  Properties  related  to the
Group I  Loans and the  Group II  Loans,  respectively,  are  secured by the  owner's  primary  residence.
Approximately  3.4% and 1.7% of the  Mortgaged  Properties  related to the Group I  Loans and the Group II
Loans,  respectively,  are secured by the owner's  second or vacation  residence.  Approximately  4.9% and
4.5% of the Mortgaged  Properties related to the Group I Loans and the Group II Loans,  respectively,  are secured by a non-owner occupied residence.

                  (xxiv)   Approximately  62.9%  and  63.9% of the  Mortgaged  Properties  related  to the
Group I Loans and the Group II Loans,  respectively,  are secured by detached  one-family  dwelling units.
Approximately  7.6% and 13.6% of the  Mortgaged  Properties  related to the Group I Loans and the Group II
Loans, respectively, are secured by two- to four-family dwelling units.

                  (xxv)    The average  outstanding  principal balance of the Group I Loans at origination was  approximately  $190,197.  The  average  outstanding  principal  balance  of  the  Group II  Loans  at origination was  approximately  $179,915.  No Group I Loan at origination had a principal  balance of less than $8,990 or more than  $1,000,000.  No Group II  Loan at  origination  had a principal  balance of less than $14,980 or more than $639,000.

                  (xxvi)   As of the Cut-off Date,  all Mortgage Rate  adjustments  on the Mortgage  Loans that have reached an Adjustment Date have been done in accordance  with the terms of the related  Mortgage
Note.

                  (xxvii)  Any escrow  arrangements  established  with respect to any Mortgage Loan are in compliance with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note.

                  (xxviii)  Except as  otherwise  specifically  set  forth  herein,  there is no  default, breach,  violation or event of  acceleration  existing  under any  Mortgage  Note or Mortgage and no event which,  with notice and  expiration  of any grace or cure  period,  would  constitute  a default,  breach, violation or event of acceleration,  and no such default,  breach,  violation or event of acceleration has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan.

                  (xxix)   Each  Mortgage  Loan   constitutes   a  "qualified   mortgage"   under  Section
860G(a)(3)(A)  of the Code and Treasury  Regulation  Section 1.860G  2(a)(1),  (2), (4), (5), (6), (7) and
(9),  without  reliance  on the  provisions  of Treasury  Regulation  Section  1.860G  2(a)(3) or Treasury
Regulation  Section 1.860G  2(f)(2) or any other  provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of Section  860G(a)(3)(A)
of the Code and Treasury Regulation Section 1.860G 2(a)(1), (2), (4), (5), (6), (7) and (9).

                  (xxx)    No more than 49.5% of the Group I  Loans have been  classified by RFC as Credit
Grade A4 Mortgage  Loans,  no more than 33.6% of the Group I  Loans have been  classified by RFC as Credit
Grade A5 Mortgage  Loans,  no more than 8.1% of the Group I  Loans have been  classified  by RFC as Credit
Grade AX Mortgage  Loans,  no more than 5.4% of the Group I  Loans have been  classified  by RFC as Credit
Grade AM Mortgage  Loans,  no more than 1.6% of the Group I  Loans have been  classified  by RFC as Credit
Grade B Mortgage  Loans and no more than 2.1% of the Group I  Loans have been  classified by RFC as Credit
Grade C Mortgage Loans, in each case as described generally in the Prospectus Supplement.

                  (xxxi)   No more than 51.4% of the Group II Loans have been  classified by RFC as Credit
Grade A4 Mortgage  Loans,  no more than 31.7% of the Group II Loans have been  classified by RFC as Credit
Grade A5 Mortgage  Loans,  no more than 8.8% of the Group II  Loans have been  classified by RFC as Credit
Grade AX Mortgage  Loans,  no more than 4.3% of the Group II  Loans have been  classified by RFC as Credit
Grade AM Mortgage  Loans,  no more than 2.0% of the Group II  Loans have been  classified by RFC as Credit
Grade B Mortgage Loans and no more than 2.2% of the Group II  Loans have been  classified by RFC as Credit
Grade C Mortgage Loans, in each case as described generally in the Prospectus Supplement.

                  (xxxii)    No Mortgage Loan is a graduated payment loan or has a shared  appreciation or contingent interest feature.

                  (xxxiii)  With respect to each Mortgage  Loan,  either (i) each Mortgage Loan contains a customary  provision for the acceleration of the payment of the unpaid  principal  balance of the Mortgage
Loan in the event the related  Mortgaged  Property  is sold  without  the prior  consent of the  mortgagee thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

                  (xxxiv)   No Mortgage Loan provides for deferred interest or negative amortization.

                  (xxxv)    None of the Mortgage Loans are buydown Mortgage Loans.

                  (xxxvi)   Each  Mortgaged  Property  is a single  parcel of real  estate  with a one- to four-unit single family residence  thereon,  a condominium unit, a manufactured  housing unit, a unit in a townhouse,  a planned unit  development,  a leasehold or a modular home; and no Mortgage Property consists of a mobile home or a manufactured housing unit that is not permanently affixed to its foundation.

                  (xxxvii) No more than  approximately  36.3% and 37.0% of the Group I  Loans and Group II
Loans,  respectively,  were made to Mortgagors with credit scores as described generally in the Prospectus
Supplement  of less than 600,  excluding  Mortgagors  whose  credit  scores are not  available to RFC. The weighted  average of the credit  scores for the  Group I  Loans and the  Group II  Loans for which  Credit
Scores are available to RFC was approximately 615.9 and 615.4, respectively, as of the Cut-off Date.

                  (xxxviii)         No  instrument  of release or waiver has been  executed in  connection with the Mortgage Loans,  and no Mortgagor has been released,  in whole or in part from its obligations in connection with a Mortgage Loan.

                  (xxxix)  The weighted  average  remaining  term to stated  maturity of the Group I Loans and the  Group II  Loans,  as of the  cut-off  date,  will be  approximately  340 months  and 345  months, respectively.  The  weighted  average  original  term to maturity of the  Group I  Loans and the  Group II
Loans, as of the cut-off date, will be approximately 344 months and 349 months, respectively.

                  (xl)     No Group I Loan has a prepayment  penalty  term that extends  beyond five years after the date of origination.

                  (xli)    Approximately  58.7% of the  Group I Loans  and 58.0% of the Group II Loans are
Balloon Mortgage Loans.

                  (xlii)   None of the Mortgage Loans are loans that,  under applicable state or local law in  effect at the time of  origination  of such  Mortgage  Loan,  are  referred  to as (1) "high  cost" or
"covered"  loans  or (2)  any  other  similar  designation  if the law  imposes  greater  restrictions  or additional legal liability for residential mortgage loans with high interest rates, points and/or fees.

                  (xliii)  Each Mortgage Loan as of the time of its  origination  complied in all material respects  with all  applicable  local,  state  and  federal  laws,  including,  but not  limited  to,  all applicable predatory, abusive and fair lending laws.

                  (xliv)   None of the  Mortgage  Loans  are  subject  to the Home  Ownership  and  Equity
Protection Act of 1994 ("HOEPA").

                  (xlv)    None  of  the  Mortgaged   Properties   are  units  in   manufactured   housing
developments.

                  (xlvi)   There is no Mortgage Loan in the trust that was  originated on or after October
1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia.

                  (xlvii)  No Mortgage Loan is a High Cost Loan or Covered  Loan,  as applicable  (as such terms are defined in the current  version of Appendix E of the Standard & Poor's  Glossary For File Format
For LEVELS®  Version 5.7  (attached  hereto as Exhibit B); and there is no mortgage loan in the trust that was  originated  on or after  January  1, 2005,  which is a "high  cost home  loan" as  defined  under the
Indiana Home  Practices  Act (I.C.  2409);  provided that no  representation  and warranty is made in this clause  (xlvii)  with  respect  to none and none of the Group I Loans  and  Group II Loans,  respectively, secured by property  located in the State of Kansas or with  respect to 0.1% and 0.1% of the Group I Loans and the Group II Loans, respectively, secured by property located in the State of West Virginia.

                  (xlviii) With  respect  to  each  Group  II  Loan,   no  borrower   obtained  a  prepaid
single-premium  credit-life,  credit disability,  credit  unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan.

                  (xlix)   The related  Subservicer  or the Master  Servicer  for each  Mortgage  Loan has fully  furnished,  in  accordance  with the Fair Credit  Reporting Act and its  implementing  regulations, accurate and complete  information  (i.e.,  favorable  and  unfavorable)  on its borrower  credit files to
Equifax,  Experian,  and Trans Union Credit Information Company (three of the credit  repositories),  on a monthly basis.

                  (l)      The  Subservicer  for each  Mortgage  Loan or the  Master  Servicer  will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing  regulations,  accurate and complete  information  (i.e.,  favorable  and  unfavorable)  on its  borrower  credit  files  to  Equifax,
Experian,  and Trans Union Credit  Information  Company (three of the credit  repositories),  on a monthly basis.

                  (li)     With  respect  to any  Group  II Loan  that  contains  a  provision  permitting imposition of a penalty upon a prepayment prior to maturity:

                           (i) the Seller's pricing methods include mortgage loans with and without prepayment premiums;

                           (ii) borrowers selecting Group II Loans which include such   prepayment
premiums receive some benefit, (e.g. a rate or fee reduction), in exchange for selecting a Group II Loan with a prepayment premium;

                           (iii) the originator of the Group II  Loans had a verifiable policy of offering the borrower, or requiring third-party brokers to offer the borrower an array of mortgage loan products that included mortgage loan
products with     prepayment premiums and mortgage loan products that did
not require payment of such a premium;
                           (iv) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law;

                           (v) notwithstanding ay state or federal law to the contrary, the Master
Servicer shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower's default in making the loan payments; and

                           (vi) no Group II Loan has a prepayment penalty term that extends beyond three years after the date of origination.

                  (lii)    The  originator  of each Group II Loan  offered the related  borrower  mortgage loan  products for which the borrower  qualified  and we are not aware that the  originator  encouraged or required  the borrower to select a mortgage  loan product that is a higher cost product  designed for less creditworthy borrowers.

                  (liii)   The  originator  of the Group II Loans  adequately  considered  the  borrower's ability to make payments by employing  underwriting  techniques that considered a variety of factors, such as: the borrower's  income,  assets and liabilities,  and not solely the collateral  value, in deciding to extend the credit at the time of origination.

                  (liv)    No borrower  under a Group II Loan in the trust was  charged  "points and fees"
in an amount greater than (a) $1,000 or (b) 5% of the principal  amount of such Mortgage  Loan,  whichever
is  greater.   For  purposes  of  this   representation,   "points  and  fees"  (x)  include  origination,
underwriting,  broker and finder's  fees and charges that the lender  imposed as a condition of making the
Mortgage  Loan,  whether they are paid to the lender or a third party;  and (y) exclude bona fide discount points,  fees paid for actual  services  rendered in connection with the origination of the mortgage (such as attorney's fees, notaries fees and fees paid for property appraisals,  credit reports,  surveys,  title examinations  and extracts,  flood and tax  certifications,  and home  inspections);  the cost of mortgage insurance or credit-risk price  adjustments;  the costs of title,  hazard,  and flood insurance  policies;
state and local  transfer  taxes or fees;  escrow  deposits for the future  payment of taxes and insurance premiums;  and other miscellaneous fees and charges,  which miscellaneous fee and charges, in total do not exceed 0.25 percent of the loan amount.

                  (lv)     With  respect  to any Group II Loan  originated  on or after  August  1,  2004, neither  the  related  Mortgage  nor the  related  Mortgage  Note  requires  the  borrower  to  submit  to arbitration  to  resolve  any  dispute  arising  out of or  relating  in any  way  to  the  Mortgage  Loan transaction.

                  (lvi)    The principal  balance at  origination  for each Group II Mortgage Loan that is secured by a single  family  property  located in any state  other than the States of Hawaii or Alaska did not exceed  $417,000.  The  principal  balance at  origination  for each  Group II  Mortgage  Loan that is secured by a single family  property  located in the States of Hawaii or Alaska or the Territories of Guam
or the Virgin Islands did not exceed  $625,500.  The principal  balance at  origination  for each Group II
Mortgage Loan that is secured by a two-,  three- or four-family  property  located in any state other than the  States  of  Hawaii or Alaska  did not  exceed  $553,850,  $645,300  or  $801,950,  respectively.  The principal  balance at  origination  for each Group II Mortgage  Loan that is secured by a two-,  three- or four-family  property  located in the States of Hawaii or Alaska or the  Territories of Guam or the Virgin
Islands did not exceed $800,775, $967,950 and $1,202,925, respectively.

                  (lvii)   With respect to any Group II Loan that is a subordinate lien mortgage loan:

                           (i)      such lien is on a one- to four-family residence that is the principal residence of the borrower;

                           (ii)     no subordinate lien mortgage loan has an original principal balance
that exceeds one-half of the one-unit limitation for first lien        mortgage loans, i.e. $208,500 (in
Alaska, Guam, Hawaii or Virgin              Islands: $312,750), without regard to the number of units;
and

                           (iii)    the original principal balance of the first lien mortgage loan plus
the original principal balance of any subordinate lien mortgage        loans relating to the same
mortgaged property does not exceed the      applicable Freddie Mac loan limit for first lien mortgage
loans for                           that property type (as set out in Section 4(lvi) above).

                  (lviii)  No Group II Loan is "seasoned" (a seasoned  mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related security).

                  (lix)    No refinance or purchase  money  mortgage loan in the trust has an APR or total points and fees that exceed the  thresholds  set by the Home  Ownership and Equity  Protection Act of 1994
("HOEPA") and its implementing regulations, including 12 CFR § 226.32(a)(1)(i) and (ii).

                  (lx)     No  fraud  or  misrepresentation   has  taken  place  in  connection  with  the
origination of any Mortgage Loan.

         Upon  discovery by RFC or upon notice from the Company,  the Trustee or the  Certificate  Insurer of a breach of the foregoing  representations  and warranties in respect of any Mortgage Loan, or upon the occurrence  of a  Repurchase  Event (as  described in Section 5 below),  which  materially  and  adversely affects the interests of any holders of the Certificates,  the Certificate  Insurer or the Company in such
Mortgage  Loan  (notice  of which  breach  or  occurrence  shall be given  to the  Company  by RFC,  if it discovers  the same),  RFC shall,  within 90 days after the earlier of its  discovery or receipt of notice thereof,  either cure such breach or  Repurchase  Event in all material  respects or,  except as otherwise provided in Section 2.04 of the Pooling and Servicing  Agreement,  either  (i) purchase such Mortgage Loan from the  Trustee or the  Company,  as the case may be, at a price  equal to the  Purchase  Price for such
Mortgage Loan or (ii) substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the  manner  and  subject  to the  limitations  set forth in Section  2.04 of the  Pooling  and  Servicing
Agreement.  Notwithstanding  the  foregoing,  it is understood by the parties  hereto that a breach of the
representations  and  warranties  made in any of clauses   (xliii)  through  (lix) of this  Section 4 with
respect  to any Group II Loan will be deemed to  materially  and  adversely  affect the  interests  of the
Holders of the  Certificates in the related  Mortgage Loan. If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the  representation  set forth in clause  (xliii)  of this  Section 4, then RFC shall pay to the Trust
Fund,  concurrently  with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense  that was  actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted  from such breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

         5.       With respect to the Mortgage Loans, a repurchase event  ("Repurchase  Event") shall have occurred if it is  discovered  that,  as of the date  hereof,  the related  Mortgage  Loan was not a valid first lien or junior  lien in the case of a Junior  Lien Loan on the related  Mortgaged  Property  subject only to (i) the lien of real  property  taxes and  assessments  not yet due and payable,  (ii)  covenants, conditions,  and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such  Mortgage and such other  permissible  title  exceptions as are listed in the Program
Guide and (iii) other  matters to which like  properties  are  commonly  subject  which do not  materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property.

         6.       [Reserved.]

         7.       RFC hereby  represents  and warrants to the Company  that with respect to each  Mortgage
Loan,  the REMIC's tax basis in each  Mortgage  Loan as of the  Closing  Date is equal to or greater  than
100% of the Stated Principal Balance thereof.

         8.       This  Agreement  shall  inure to the benefit of and be binding  upon the parties  hereto and their  respective  successors  and assigns,  and no other  person  shall have any right or  obligation hereunder.  The  Certificate  Insurer is an express third party  beneficiary  of this  Agreement  with the right to enforce this Agreement against RFC and the Company.

         9.       RFC,  as  master  servicer  under the  Pooling  and  Servicing  Agreement  (the  "Master
Servicer"),  shall not waive (or permit a  sub-servicer  to waive) any Prepayment  Charge unless:  (i) the enforceability  thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws relating to creditors' rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal  agency has threatened  legal action if the  prepayment  penalty is enforced,
(iii) the  collectability  thereof  shall have been  limited  due to  acceleration  in  connection  with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary  in  servicing similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default and would,  in the reasonable  judgment of the Master Servicer,  maximize  recovery of total proceeds taking into account the value of such  Prepayment  Charge and the  related  Mortgage  Loan.  In no event will the Master  Servicer waive a Prepayment  Charge in connection  with a  refinancing  of a Mortgage Loan that is not related to a default or a  reasonably  foreseeable  default.  If a Prepayment  Charge is waived,  but does not meet the standards  described  above,  then the  Master  Servicer  is  required  to pay the  amount of such  waived
Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial  Account.  Notwithstanding  any other provisions  of this  Agreement,  any  payments  made by the  Master  Servicer  in  respect  of any  waived
Prepayment  Charges  pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

         10.      With respect to each Subset  Mortgage Loan, if the related  Mortgagor  fails to remit at least two of the first three  Monthly  Payments  due under such Subset  Mortgage  Loan during the month in which such Monthly Payment was due, RFC shall  repurchase  such Mortgage Loan at the Purchase Price,  less the applicable  Servicing Fee and  Subservicing  Fee, and subject to the  limitations set forth in Section
2.04 of the Pooling and  Servicing  Agreement,  within 60 days of written  notice of such failure from the
Holder of the Class SB Certificates.  Notwithstanding the foregoing,  RFC shall not have the obligation to repurchase  any Subset  Mortgage Loan in accordance  with this Section 10 unless RFC has received  written notice  from the Holder of the Class SB  Certificates  of such  breach of such  covenant  for such  Subset
Mortgage  Loan within 60 days of the date of breach of such  covenant.  For  purposes of this  Section 10, any Monthly  Payment on a Subset  Mortgage Loan received by a prior servicer  before the servicing of such
Subset  Mortgage  Loan has been  transferred  to the Master  Servicer  or the related  Subservicer  or any
Monthly Payment that was received but misapplied by the Master Servicer or the related  Subservicer  shall be deemed to be received by the Master  Servicer or the related  Subservicer  as of the date of receipt by such prior  servicer,  the Master  Servicer or the  Subservicer,  as applicable.  "Subset  Mortgage Loans"
means any  Mortgage  Loan that has its first  Monthly  Payment due on or after  December 1, 2006 under the terms of the related Mortgagor Note.

                                  [Signatures begin on following page.]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment and Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                EXHIBIT A

                                    LIST OF JUNIOR LIEN MORTGAGE LOANS

                              [SEE ATTACHMENT OR ON FILE WITH THE DEPOSITOR]

                                                EXHIBIT B

                             APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                               FILE FORMAT FOR LEVELS® VERSION 5.7 REVISED

                                                                                  REVISED October 20, 2006

                  APPENDIX E - Standard & Poor's Predatory Lending Categories

                  Standard & Poor's has categorized loans governed by anti-predatory lending laws in the
Jurisdictions listed below into three categories based upon a combination of factors that include (a)
the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in
Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

---------------------------------------------------------------------------------------------------------------------
                                  Standard & Poor's High Cost Loan Categorization
---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction            Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann. §§ 23-53-101 et seq.
                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code §§         Covered Loan
                                   757.01 et seq.
                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann. §§   Covered Loan
                                   5-3.5-101 et seq.
                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat. §§ 36a-746 et seq.
                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code §§            Covered Loan
                                   26-1151.01 et seq.
                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. §§ 494.0078     High Cost Home Loan
                                   et seq.
                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. §§        High Cost Home Loan
2003)                              7-6A-1 et seq.
                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann. §§        High Cost Home Loan
- current)                         7-6A-1 et seq.
                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and
                                   226.34
                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815, §§ 137/5 et seq.
                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.   High Cost Home Loans
                                   §§ 24-9-1-1 et seq.
                                   Effective January 1, 2005; amended by 2005 HB
                                   1179, effective July 1, 2005.
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann. §§          High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id. § 16a-3-207) and;
                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
                                                                                     High APR Consumer Loan (id. §
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat. §§ 360.100 et seq.
                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A, §§     High Rate High Fee Mortgage
                                   8-101 et seq.
                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R. §§ 32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R. §§ 40.01 et seq.
                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. §§         Home Loan
                                   598D.010 et seq.
                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.
                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§      High Cost Home Loan
                                   58-21A-1 et seq.
                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan
                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat. §§ 24-1.1E et seq.
                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et
                                   seq.
                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)
                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
Rhode Island                       Rhode Island Home Loan Protection Act, R.I.       High Cost Home Loan
                                   Gen. Laws §§ 34-25.2-1 et seq.  Effective
                                   December 31, 2006.
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann. §§ 37-23-10 et seq.
                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
Tennessee                          Tennessee Home Loan Protection Act, Tenn. Code    High Cost Home Loan
                                   Ann. §§ 45-20-101 et seq.  Effective January 1,
                                   2007.
---------------------------------- ------------------------------------------------- --------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann. §§      Act Loan
                                   31-17-1 et seq.
                                   Effective June 5, 2002
---------------------------------------------------------------------------------------------------------------------
                                   Standard & Poor's Covered Loan Categorization
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction            Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. §§        Covered Loan
2003)                              7-6A-1 et seq.
                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.
                                   Effective November 27, 2003 - July 5, 2004
---------------------------------------------------------------------------------------------------------------------
                                     Standard & Poor's Home Loan Categorization
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction            Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. §§        Home Loan
2003)                              7-6A-1 et seq.
                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.
                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§      Home Loan
                                   58-21A-1 et seq.
                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat. §§ 24-1.1E et seq.
                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann. §§ 37-23-10 et seq.
                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------